EXHIBIT 10.6

                            SEPARATION OF EMPLOYMENT
                                       AND
                            GENERAL RELEASE AGREEMENT

          This Separation of Employment and General Release Agreement (the "Agreement") is made and entered into as of the 14th day of January, 2003, by and between Apollo Gold Corporation ("Company") and Donald S. Robson ("Employee"). For purposes of this Agreement, Company and Employee shall be collectively referred to as the "parties" or individually as a "party".

                                    RECITALS

                  (A) Company employed Employee in accordance with the terms of a written employment agreement dated April 1, 2002 (the "Employment Agreement") and Employee accepted employment with Company and has voluntarily agreed to resign from his employment but remain as a Director until a suitable replacement Director has been located by the Company.

                  (B) Company and Employee wish to terminate the employment relationship on a mutually agreeable basis and resolve by this Agreement any potential clams which Employee may have against Company by reason of the termination of Employee's employment.

                  (C)   The effective date of this Agreement will be on the date
                        the  Agreement  is   executed  by  Employee  ("Effective
                        Date").

          NOW, THEREFORE, in consideration of the mutual agreements, conditions and covenants herein set forth, the parties hereto agree as follows:

1.        TERMINATION  OF  EMPLOYMENT  POSITION
          -------------------------------------

          Upon the mutual agreement of Company and Employee, Employee resigns from his employment effective as of October ____, 2002 (the "Separation Date"). From and after the Separation Date, Employee will no longer perform duties or hold himself out as or represent himself to be an employee of the Company. The Employee acknowledges that he will remain as a Director of Company until a suitable replacement Director has been located by Company and agrees to execute a written form of resignation in blank for this purpose.

2.        PAYMENT  AND  BENEFITS
          ----------------------

          In full satisfaction of all payments and other obligations due Employee from Company, including, without limitation, all obligations (if any) for salary, bonus, accrued and unused vacation pay and employee benefits of every kind and description and excepting any expenses due to be reimbursed by Company to Employee, in place of and in addition to any severance pay Employee would be entitled to under any existing Company severance policy, if any, and in consideration for the release of Claims as set forth in Section 5.01 of this Agreement, Company shall:

          (i)  Pay  Employee  in  accordance  with Schedule "C" attached hereto.

          (ii) Employee acknowledges and agrees that the performance criteria set out in the attached Schedule "A", which is applicable to all eligible employees of Company, is currently being reviewed by the Board of Directors of Company for the purpose of revising such performance criteria and accordingly is subject to amendment at the discretion of the Board of Directors of Company.

          (iii)  All  health,   dental,   medical  and  insurance  benefits  are
               discontinued  the  Effective  Date.

          (iv) Legal expenses up to a maximum of CN$2000 will be allowed and payable to Employee with proper receipts submitted.

          (v) Employee is to be reimbursed for all outstanding expense account amounts.

          All payments made hereunder shall be subject to all applicable taxes and withholdings required by law.

3.        SURRENDER  OF  COMPANY  PROPERTY
          --------------------------------

          On or before the Effective Date, Employee shall deliver to Company, to the extent not already delivered, all property of Company in his possession, including, without limitation, all Company files and documents in any form or medium; employee lists and files; keys and card keys for Company's doors, file cabinets and other locks; all credit cards provided to him by Company; printer, diskettes and other equipment provided to him by Company except that Employee shall be entitled to retain his Dell laptop computer; and all Company business cards and letterhead paper, envelopes, and labels. Except as may be required for consulting assignments, Employee further agrees that after the Effective Date he will (i) not remove any property or documents from the premises of Company, other than his personal property or documents which do not include any information relating to Company; and (ii) return promptly to Company any written communications, documents, or other property of any kind which were received by him after the Effective Date and which were sent to him in his capacity as an employee of Company.

4.        CONFIDENTIALITY  OBLIGATIONS
          ----------------------------

4.01      Confidential Information  -  "Confidential   Information"   means  any
          -------------------------
          information of a confidential or proprietary nature which (1) relates to the business of Company or any persons or entities affiliated with Company; (2) has been created, discovered or developed by, or otherwise become known to Company or any affiliates of Company. Confidential Information includes, but is not limited to, trade secrets, processes, formulas, computer programs, data, know-how, inventions, improvements, techniques, marketing and product plans, strategies, forecasts, employee lists, customer lists and suppliers lists.


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
4.02      Nondisclosure - Employee acknowledges and agrees that he has had
          -------------
          access to or has received any and all Confidential Information in a confidential capacity and will maintain and protect the confidentiality thereof in accordance with the terms of the
          Confidentiality Agreement and will not disclose any Confidential Information except in accordance with the terms and conditions of such agreement. Under no circumstances and at no time shall Employee, directly or indirectly, disclose, divulge, render or offer any knowledge or information with respect to any Confidential Information, except as may be specifically requested by Company in writing delivered to Employee. All Confidential Information received by Employee was and shall be the sole and exclusive property of Company and its successors and assigns. Employee hereby agrees to assign to Company and its successors and assigns, any rights or interests he may have or acquire in any Confidential Information. Employee hereby agrees to deliver promptly to Company all material, documents and data of any nature containing or pertaining to any Confidential Information. Employee further agrees not to duplicate or otherwise reproduce the Confidential Information.

5.        RELEASE  AND  WAIVER
          --------------------

5.01      Release  and  Waiver  of  Claims
          --------------------------------

     (a)  See Schedule "B" attached.

6.        ADDITIONAL  AGREEMENT
          ---------------------

6.01      Confidentiality  of  the  Agreement  -  Company  and  Employee
          -----------------------------------
          acknowledge and agree that the terms and provisions of this Agreement were made in strictest confidence and shall remain confidential, except for any disclosures to the accountants or attorneys of either party or which may be required by applicable law and except as otherwise required to comply with the provisions of this Agreement, and that they shall not disclose or cause or allow to be disclosed, privately or publicly, any of the terms or provisions of this Agreement to any other person or entity.

6.02      Negative  Information;  Employment  Information  -  Employee  agrees
          -----------------------------------------------
          that he has not made, and agrees to refrain from making, any negative, detracting or unfavorable statements concerning Company, its business or business endeavors, its products or product history, or its former or present officers, directors, agents, distributors or employees, which may have the effect of diminishing the reputations of Company or Company's former or present officers, directors, agents, distributors or employees or of its business or business endeavors.

6.03      Interference  with  the Agreement - Company  and  Employee  agree  not
          ---------------------------------
          to take any action which would interfere with the performance of this Agreement by the other party or which would adversely affect any of the rights provided for hereunder.


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
6.04 In the event of breach or non-performance by Company, the rights and obligations of Employee and Company shall be determined by reference to the Employment Agreement.

7.        NOTICES
          -------

7.01      Addresses  -  Any  and  all  notices  or  other  communications  which
          ---------
          either party shall be required or may elect to provide the other party pursuant to this Agreement shall be in writing unless otherwise so agreed. Any notice or communication hereunder shall be personally delivered, faxed (receipt confirmed) or sent by certified or registered mail, postage prepaid, return receipt requested, or sent by overnight courier service providing evidence of delivery to the other party at the applicable address set forth below.

          If  to  Company:          Apollo  Gold  Corporation
                                    4601  DTC  Blvd.
                                    Suite  750
                                    Denver,  Colorado  80237
                                    U.S.A.
                                    Attention:     R.  David  Russell
                                                   President  and  C.E.O.

          If  to  Employee:         Donald  S.  Robson
                                    32  Eastbourne  Avenue
                                    Toronto,  Ontario
                                    M5P  2E9

7.02      Delivery  Standards - Delivery  or  service  of  any written notice or
          -------------------
          communication  shall  be  deemed completed (i) upon personal delivery,
          (ii) if faxed, upon electronic acknowledgement thereof, (iii) if mailed, three business days after deposit in the United States mail, postage prepaid, and (iv) if by overnight courier service, one business day after deposit with the courier service.

7.03      Change  of  Address  -  Any  party  may  change  the  address to which
          -------------------
          notices are to be addressed by giving the other party notice in the manner provided in this Section 7.

8.        MISCELLANEOUS
          -------------

8.01      Counterparts  -  This  Agreement  may  be  executed  in  one  or  more
          ------------
          counterparts, each of which shall be deemed an original, and will become effective and binding upon the parties at such time as all of the signatories hereto have signed each counterpart of this Agreement. Each of the parties hereto shall sign a sufficient number of counterparts so that each party will receive a fully executed original of this Agreement.


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
8.02      Further  Assurances  -  The  parties  hereto  agree  to  execute  such
          -------------------
          other documents and to take such other action as may be reasonably necessary to further the purposes of this Agreement.

8.03      Governing Law - This  Agreement  and  any  other documents referred to
          -------------
          herein shall be governed by, and construed and enforced in accordance with, the laws of the Province of Ontario, without regard to conflicts of laws principles thereof.

8.04      Benefit  and  Burden  -  This  Agreement  shall  be  binding upon, and
          --------------------
          inure to the benefit of, the parties hereto and, as applicable, their respective heirs, executors, administrators, representatives, successors and assigns.

8.05      Waiver  and  Amendment  - No  breach  of  any  provision hereof can be
          ----------------------
          waived unless in writing. Waiver of any one breach shall not be deemed to be a waiver of any other breach of the same or any other provision hereof. This Agreement may be amended only by a written agreement executed by the parties.

8.06      Captions  -  Paragraph  titles  or  captions  contained  in  this
          --------
          Agreement are used for convenience of reference only and are not intended to and shall not in any way enlarge, define, limit, extend or describe the rights or obligations of the parties or affect the meaning or construction of this Agreement or any provision hereof.

8.07      Survival  of  Warranties  and  Representations  -  The  warranties and
          ----------------------------------------------
          representations of this Agreement are deemed to survive the date of execution hereof.

8.08      Severability - In  the  event  any  provision of this Agreement should
          ------------
          be held to be void, voidable or unenforceable in any respect, the remaining provisions shall remain in full force and effect.

8.09      Entire  Agreement - All  agreements,  covenants,  representations  and
          -----------------
          warranties, express and implied, oral and written, of the parties hereto concerning the subject matter of this Agreement, or any part thereof, are contained in this Agreement.


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
          IN WITNESS WHEREOF, the parties have executed this Agreement as of the respective dates set forth below.

                              APOLLO  GOLD  CORPORATION



                              By:     /s/
                                      -----------------------------------------
                                      Name:
                                      Title:


                              Date:
                                   --------------------------------------------

                              /s/  Donald S. Robson
                              -------------------------------------------------
                              DONALD  S.  ROBSON


                              Date:
                                   --------------------------------------------


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
                                  SCHEDULE "A"

                            [INTENTIONALLY DELETED]

                                  SCHEDULE "B"

                              RELEASE AND INDEMNITY
                              ---------------------

          IN CONSIDERATION for the payment of the sum of Ten ($10.00) Dollars included in the other good and valuable consideration, the sufficiency of which is hereby acknowledged, DONALD S. ROBSON for himself, his heirs, executors, administrators and assigns, hereby releases and forever discharges APOLLO GOLD CORPORATION and all of its parents, subsidiaries, affiliates, unincorporated divisions, predecessors, successors and assigns, and all of their past and present officers, directors, representatives, agents, shareholders and employees (collectively the "Releasees") from any and all claims, demands, causes of action, fees and liabilities of any kind whatsoever, whether known or unknown, which Donald Robson ever had, now has or may have hereafter against any of them, arising out of or in any way relating to the cessation of Donald Robson's employment, including but not limited to all claims that could have been raised under the Employment Standards Act of 2000, as amended, the Human Rights Code of Ontario, as amended, Workplace Safety and Insurance Act, Occupational Health and Safety Act, including but not limited to any claim for commissions, vacation pay, health benefits, bonuses, payment under any bonus or other compensation plan and any other compensation of any kind whatsoever under any federal or provincial law, by statute, regulation, contract or tort law, or otherwise and that he has not been subjected to any unequal treatment contrary to the Ontario Human Rights Code.

          AND FOR THE SAID CONSIDERATION I further agree not to make any claim or demand or commence, maintain or prosecute any action, cause or proceeding for damages, compensation, loss or any relief whatsoever against the said Releasees in respect of any cause, matter or thing herein released. I further agree that this Release shall operate conclusively as an estoppel in the event of any such claim, action or proceeding and may be pleaded accordingly.

          AND FOR THIS CONSIDERATION I further agree to indemnify and save harmless the Releasees from any and all claims or demands under the Income Tax
                                                                      ----------
Act  of Canada and/or the Income Tax Act of the Province of Ontario and/or under
---                       --------------
the Employment Insurance Act of Canada, in respect of any failure on the part of
    ------------------------
the Releasees to withhold income tax and/or any amounts previously paid to me by Human Resources Development Canada on account of employment insurance benefits received from the said consideration any interest or penalties relating to same, and further, to indemnify the Releasees for any costs or expenses it may incur in defending such claims or demands.

          NOTWITHSTANDING THE FOREGOING, this Release shall not apply to and shall not release any actions, causes of action, claims and demands which I may have relating to the failure or the refusal of the Releasees to comply with the terms of the Separation of Employment and General Release Agreement as agreed upon.

          AND I HEREBY DECLARE that I fully understand the terms of this settlement and have received or was afforded the opportunity to receive independent legal advice prior to executing this document and that I voluntarily accept the consideration offered for the purpose of making full and final compromise and settlement of all claims as aforesaid.

          IT IS UNDERSTOOD AND AGREED that I hereby undertake and agree not to disclose the facts of this settlement or agreement or the terms thereof to any third party without the written consent of the Releasees, except persons from whom I receive professional advice, my immediate family or as required by law.

          THIS RELEASE AND INDEMNITY shall be deemed to have been made in and shall be construed in accordance with the laws of the Province of Ontario.

          THIS RELEASE AND INDEMNITY shall inure to the benefit of and be binding upon the undersigned, the Releasees and their respective heirs, executors, administrators, legal personal representatives, successors and assigns.

          IT IS UNDERSTOOD AND AGREED that the giving of the aforesaid consideration is deemed to be no admission whatsoever of liability on the part of the Releasees.

          IN WITNESS WHEREOF I have hereunto set my hand and seal at ____________ this ____ day of __________, 2002.


SIGNED, SEALED AND DELIVERED             )
in the presence of                       )
                                         )
                                         )
                                         )
____________________________________     )  ____________________________________
Witness                                     DONALD  S.  ROBSON

                                        SCHEDULE "C"


MR. DONALD S. ROBSON
(CANADIAN DOLLARS)

Monthly Salary                               $ 22,925.00
Severance 20 Month                           $458,500.00

***Vehicle Purchase Benefit**                $ 15,000.00
                                             -----------

Total Gross                                  $473,500.00

Taxable Income                               $473,500.00

Deductions
Canada Pension Plan                          $  1,801.80
Employment Insurance                         $    819.00
30% Withholding Tax                  30.00%  $142,050.00


Total Deductions                             $144,670.80

Net Pay Before Car Purchase                  $313,829.20

Purchase of Car                              $ 15,000.00
Net Pay                                      $298,829.20


Remittance to the Receiver General             Employee     Employer
Canada Pension Plan                          $  1,801.80  $  1,801.80  $  3,603.60
Employment Insurance                         $    819.00  $  1,146.60  $  1,965.60
Withholding Tax                        0.3   $142,050.00               $142,050.00


Total                                        $144,670.80  $  2,948.40  $147,619.20


Total Monies Paid
Net Pay to Donald S. Robson                  $298,829.20


Receiver General of Canada                   $147,619.20


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